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Summary Prospectus Supplement dated August 30, 2017

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y, R5 and R6 shares of the Fund listed below:

Invesco High Yield Municipal Fund

As of the open of business on October 2, 2017, the Fund will limit public sales of its shares to certain investors. Please see the “Other Information – Limited Fund Offering” section of the statutory prospectuses for further information.

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